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                                                                  Exhibit 10.3.1

                            GOOGLE SERVICES AGREEMENT

This Google Services Agreement ("GSA") is entered into by and between Google Technology Inc. ("GOOGLE") and The Excite Network, Inc., a corporation formed under the laws of Delaware ("CUSTOMER"). This GSA shall be effective as of the GSA Effective Date set forth below, and states the terms and conditions under which Customer may use the WebSearch Services and Google Sponsored Links Program made generally available by Google and described further herein and/or in an applicable Order Form (each a "SERVICE" and collectively, the "SERVICES"). Such Services may be ordered by Customer and shall be identified on the separately stated standard Google order form executed between the parties (referred to hereinafter as the "ORDER FORM"). The Order Form shall be governed by this GSA and shall become effective on the date stated in such Order Form ("ORDER FORM EFFECTIVE DATE"). This GSA and the Order Form together constitute the "Agreement."

1.    Services.

1.1 WebSearch Services. Google shall assist Customer with providing a co-branded Internet search service as further set forth herein ("WEBSEARCH SERVICES"), which shall only be implemented at the uniform resource locators ("URL(S)") [*] identified on the Order Form (each a "SITE" and collectively the "SITES"). Internet search queues entered by end users ("END USERS") of a Site, Downloadable Applications (as defined in Section 1.3.6), Additional Site (as defined in Section 1.3.5), Search Box Site (as defined in Section 1.3.6) and Co-branded Site (as defined in Section 1.3.5) (collectively, "QUERIES") shall be sent by Customer in compliance with the requirements set forth under the Agreement for processing by Google. Pursuant to the terms of the Agreement, for each Valid Query (as defined in Section 1.3.1 below) received, Google shall transmit to Customer up to [*] corresponding search results, as available ("SEARCH RESULTS SET"). Unless otherwise specified in the applicable Order Form, subject to the terms and conditions of this Agreement, Customer shall have the right to implement (or where applicable, shall have the right to continue to implement) the WebSearch Services on the websites whose home pages are located at [*] from the Order Form Effective Date. The WebSearch Services may also include features that are identified by Google as "Beta" or are otherwise unsupported under Google's then-current technical documentation ("BETA FEATURES"). Such Beta Features are provided "as is" and any use thereof shall be undertaken solely at Customer's own risk. Google reserves the right, in its sole discretion, to include or cease providing Beta Features as part of WebSearch Services at any time. Except as expressly provided in this Agreement and except for Beta Features and unsupported features, [*].

      1.1.1 Image Search. If selected by Customer on the Order Form, Google shall, in response to a correctly formatted image search query, return a Search Results Set that contains relevant images, if any, consisting of a thumbnail version of the image (if available) and the URL for the image and/or for the Web page on which the image appears ("REFERRING PAGE"). Customer shall take reasonable steps to minimize any legal risks, including but not limited to: [*].

      1.1.2 Directory Service. Google shall provide to Customer a hierarchical directory of Web pages, based on the Netscape Communications Corporation Open Directory

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            Project ("ODP"), through which End Users can browse and search, for display on a Site and/or (subject to the prior written approval of Google) an Additional Site or Co-branded Site. If and to the extent any Web page of such Site, Additional Site or Co-branded Site containing directory search results includes content from the ODP, the use of such content is subject to the Open Directory License, a copy of which as of the GSA Effective Date is at http://dmoz.org/license.html. Customer hereby agrees to abide by the terms of said license and specifically acknowledges the attribution requirement set forth therein. Customer understands and agrees that the Services and license provided in this Section 1.1.2 are subject to termination to the extent such services are no longer available for third party licensing from Google or Google otherwise ceases to make such services generally available to customers. For the purposes of the Agreement, a browse query generated by an End User in connection with the Directory Service on a Site, Additional Site or Co-branded Site shall be deemed to be included as part of "QUERIES."

1.2 Google Sponsored Links Program. Google shall assist Customer with providing compensated linked advertisements through the Google Sponsored Links Program ("GOOGLE SPONSORED LINKS") as further set forth herein ("GSLP"), which shall only be implemented on a Site [*]. Under GSLP, Customer shall request from Google no fewer than the minimum number of Google Sponsored Links per Results Page (as defined below) stated in the Order Form. Pursuant to the terms of the Agreement, Google shall transmit to Customer at least such minimum number of Google Sponsored Links, as available ("ADVERTISING RESULTS SET"). Customer shall display Advertising Results Sets in "WIDE FORMAT" and/or "NARROW FORMAT," as specified in the Order Form and in accordance with Google's then-current brand treatment guidelines located at [*] or such other URL as Google may provide from time to time ("GUIDELINES"); [*]. All Google Sponsored Links requests sent by Customer to Google as part of GSLP shall include [*] to allow Google to better target advertisements and assist in preventing spam, automated Queries and other fraudulent activities. In no event shall Google Sponsored Links requests sent by Customer to Google contain information that is personally identifiable. [*]. Customer shall implement (or where applicable, shall continue to use) the GSLP (a) on the [*] Site and the [*] Site on and after the Order Form Effective Date; and (b) on the [*] Site on or before August 8, 2003.

1.3   Operation of Services.

      1.3.1 Valid Query Processing. For any and all Queries received by Customer from End Users, Customer shall (without editing, modifying or filtering such Queries individually or in the aggregate) send such Queries to Google via the standard "GOOGLE DATA PROTOCOL." Furthermore, in order to be deemed a "VALID QUERY," each such Query sent to Google [*]. As used herein, the term "RESULTS SET(S)" shall mean a Search Results Set and/or Advertising Results Set, as applicable. Upon Google's receipt of a Valid Query as described above, Google shall process such Valid Query using its proprietary technology and transmit the relevant Results Sets to Customer via [*] using the Google Data Protocol (or other such means as Google may implement from time to time). Customer shall then

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            display, in each instance, [*]. Customer shall have the right to display such Results Sets solely on the Sites [*]. Google will not be responsible for receiving any Queries directly from End Users or any other third party, for transmission of data between Customer and Google's [*], or for displaying any Results Set(s) to End Users. If selected on the Order Form, Google will use its proprietary technology to assist Customer in limiting Search Results Sets to those Web pages: (a) in the languages) specified on such Order Form ("LANGUAGE RESTRICT"); and/or (b) served from the country(ies) specified on such Order Form ("COUNTRY RESTRICT"). Furthermore, if selected on the Order Form, Google will use its proprietary SafeSearch technology to assist Customer in preventing [*] sexually explicit search results and/or advertising from appearing in Results Set(s). Notwithstanding the foregoing, Customer acknowledges and agrees that Google does not commit that all search results will be limited to the languages and/or countries specified or that all objectionable search results will be prevented.

      1.3.2 Site Layout and Attribution.

      (a)   Site Layout. Unless otherwise agreed to by the parties in writing:
            (i) the layout and format of each page of each Site, [*] ("RESULTS PAGE") shall conform to the Guidelines; and (ii) at least [*] Google Sponsored Links on each Site, [*] shall be visible to any user at a minimum resolution of 800 by 600 dpi without scrolling within the Web page as viewed through an Internet browser application (without any installed toolbars) considered among the top two (2) most widely used from time to time ("ABOVE-THE-FOLD"). Customer shall be entitled to design the look, feel and appearance of each Web page containing a Results Set in its sole discretion (subject to compliance with the Guidelines); provided, however that, (x) for the [*] Site, each such page shall display Search Results Sets and/or Sponsored Links in a manner substantially similar to the current implementation of Search Results Sets and/or Sponsored Links on the [*] Site, which implementation is attached hereto as Exhibit B, (y) for the [*] Site, each such page shall display Search Results Sets and/or Sponsored Links in a manner substantially similar to the implementation set forth on Exhibit B hereto; or (z) for any [*], each such page on such [*] Site shall display Search Results Sets and/or Sponsored Links in a manner [*] (each an "APPROVED LAYOUT"). For the avoidance of doubt, Google and Customer shall [*]. Google acknowledges and agrees that Google's rights of approval with respect to an Approved Layout extend only to the appearance of the Search Results Sets) and/or Sponsored Links on a results page and that Customer shall have the right, in its sole and exclusive discretion (subject to compliance with the Guidelines and the attribution requirements below), to design the look, feel, features and functionality of any and all other elements on such pages (including, without limitation, page headers, page footers, or other page elements).

      (b) Attribution. In connection with the WebSearch Services, Customer shall implement a search box or other similar means used by End Users to enter Queries ("SEARCH BOX"). For Search Boxes and Web pages containing a Search Results Set within each of the [*] and [*] Site [*], Customer may display a

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            graphic module (as provided by Google from time to time, a "GRAPHIC
            MODULE") for the [*] Site [*] and a text only module (as provided by Google from time to time, a "TEXT MODULE") for the [*] Sites, and the [*] Site if [*], in each case that unambiguously indicates that the Search Results Set is provided by Google (Graphic Modules and a Text Modules are referred to herein individually as an "ATTRIBUTION GRAPHIC"). Except as otherwise expressly provided in the preceding sentence, Customer may not display any Google attribution, including a Google Attribution Graphic, without obtaining the prior written consent of Google, including, without limitation, in any of the following instances: [*]. If Google approves of a Google Attribution in connection with any of the foregoing items listed in the preceding sentence, Customer may use in connection therewith a Text Module, in the form as provided by Google from time to time, that unambiguously indicates that the Search Results Sets are provided by Google. The parties agree that the Google Attribution displayed on the [*], each as reflected in Exhibit A (as annotated), have been approved. In addition, Customer may not, and may not permit any third party to, display any Google attribution, including a Google Attribution Graphic on any Search Box or Web page within a Search Box Site. Each implementation of an Attribution Graphic shall require the prior written approval of Google. Notwithstanding the foregoing, Customer agrees that it shall not place anything on any Site, Downloadable Application, Additional Site or Co-branded Site that in any way implies that information other than the Search Results Sets are provided by Google. Customer shall also unambiguously mark each cluster or grouping of Sponsored Links as "Sponsored Links" or other equivalent designation indicating that the Sponsored Links are compensated linked advertisements, and distinct from search results. Subject to the restrictions set forth in Section 1.3.3(a), if a Sponsored Link is presented individually, such link shall be conspicuously marked as a "SPONSORED LINK." Furthermore, Customer agrees to adhere at all times to Google's then-current Brand Feature guidelines, and any content contained and/or referenced therein [*].

      1.3.3 Prohibited Actions. Customer shall not, shall not allow any third party that is an affiliate or agent of Customer, or a counterparty of Customer [*] (a "RELATED THIRD PARTY"), and shall not authorize any other third party to: (a) edit, modify, filter or change the order of the information contained in any Results Set(s) without Google's prior written consent, including, but not limited to commingling (i.e., interspersing Customer content or third party content within any Results Set(s)), Google Sponsored Links and/or Google search results with non Google provided sponsored links, advertising or search results; (b) [*]; (c) [*]; (d) [*]; (e) [*];
            (f) [*]; (g) generate clicks, directly or indirectly, on any Results Sets through any automated means (including, but not limited to, robots, macro programs, and Internet agents); (h) encourage or require End Users, either with or without their knowledge, to click on any Advertising Result Sets by [*] or any other means that are manipulative, deceptive, malicious or fraudulent (it being understood that [*] or (i) [*] (each of the foregoing in subsections
            (g), (h) and (i) a "FRAUDULENT ACT"). Furthermore, Customer agrees that any and all uses of any Downloadable Application shall comply with the following: (u) [*], (v) [*], (w) [*], (x) [*], (y)

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             [*]; and (z) [*]. Further, each Site, Downloadable Application,
             Additional Site, Co-branded Site and Search Box Site shall not (with the exception of End User provided content, content that is contained within search results or third party directories) contain any pornographic, hate-related or violent content or contain any other material, products or services that (i) violate or encourage conduct that would violate any criminal laws, any other applicable laws, or any third party rights; or (ii) would otherwise reasonably be deemed to give rise to civil liability. Google may send uncompensated test queries to each Site, Downloadable Application, Additional Site, Co-branded Site and Search Box Site at any time to verify Customer's compliance with any requirements contained in the Agreement. If any third party that is not a Related Third Party engages in any malicious act that would constitute or result in a breach of this Section 1.3.3 had such act been undertaken by Customer or a Related Third Party, Customer will use its best efforts to cure any such violation as soon as possible, and Google will consult with Customer in an effort to identify a suitable cure. If notwithstanding its efforts, Customer is unable to cure such violation and such violation will materially and adversely affect Google's business or operations, Google reserves the right to suspend the Services until such time as the violation has been cured. If the violation cannot be cured within [*] days after such suspension, Google will reserve the right to terminate this Agreement, provided that this termination right will expire with respect to any violation if such violation has been cured prior to the exercise of this termination right.

      1.3.4. Support. In consideration of Customer's fulfillment of its obligations set forth under the Agreement, Google shall provide second level technical support services to Customer during the Services Term (as defined below), in accordance with Google's support guidelines set forth on Exhibit G hereto ("SUPPORT GUIDELINES"). Prior to making any support request to Google, Customer shall first use reasonable efforts to fix any error, bug, malfunction or network connectivity defect on its own without any escalation to Google. Thereafter, a single technical employee of Customer designated on the Order Form ("TECHNICAL CONTACT") may submit a support request to Google in writing via email to [*]. Customer shall provide customer support services to End Users at its own expense.

      1.3.5  Additional Sites and Co-branded Sites.

             1.3.5.1 Additional Sites. Customer may only launch the WebSearch
                     Services and/or the Google Sponsored Links Program on a new website that is [*] ("ADDITIONAL SITE"). [*]. Customer is responsible for each Additional Site's use of the Services provided hereunder and shall ensure that any and all such Additional Sites comply with the applicable terms and conditions of the Agreement, including without limitation all terms and conditions regarding use and prohibited uses of the Services, terms and conditions relating to the implementation of the Services, and confidentiality requirements.

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            1.3.5.2 Co-branded Sites.

                    (1) Co-branded Site [*]. Customer may launch the WebSearch Services and/or the Google Sponsored Links Program on co-branded versions of the Sites only if such co-branded Sites are [*] (a "CO-BRANDED SITE"). [*].

                    (2) Google Elections. With respect to each [*], Customer will provide Google with such information and cooperation as is reasonably necessary to evaluate the request, and thereafter Google may elect one of the following options:
                    [*].

                    (3) Restrictions. If Google makes the election described in subsection (e) of Section 1.3.5.2(2), (x) Customer may engage a third party (including without limitation an Excluded Party) to provide services only to the [*] co-branded site, and (y) [*]. "PORTAL" is defined as a destination website that seeks to attract and retain users by aggregating news, information and entertainment and providing e-mail, messenger, financial tracking, search, directory, classified and shopping services. By way of example, Portal includes websites such as the Sites, www.yahoo.com and www.msn.com.

                    (4) Exclusions from Restrictions. Notwithstanding anything to the contrary, the restrictions provided in subsections
                    (y) and (B) of Section 1.3.5.2(3) (I) will not apply to [*].

                    (5) Miscellaneous. Customer will not resubmit any [*] with respect to the same property within [*] of the date the first [*] with respect thereto. Any decision to [*] may be made on a web property by web property, and/or a proposed co-branded web site by co-branded web site, basis. In no event may Customer use any Google attribution on any page in a Co-branded Site other than the search page and Results Page in accordance with Google's election above. Customer is responsible for each Co-branded Site's use of the Services provided hereunder and shall ensure that any and all such Co-branded Sites comply with the applicable terms and conditions of the Agreement, including without limitation the Guidelines, all terms and conditions regarding use and prohibited uses of the Services, and all terms and conditions relating to the implementation of the Services. [*].

      1.3.6 Downloadable Applications and Search Box Sites.

            1.3.6.1 Downloadable Applications. A Downloadable Application shall be defined [*] (collectively, "DOWNLOADABLE APPLICATIONS"). Customer shall have the right to embed in a Downloadable Application a Search Box that is branded with Customer's (and not Google's) branding of a Site, provided that with respect to such Search Box Customer must: (i)

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                    [*] (ii) [*], (iii) [*], and (iv) otherwise comply with the terms and conditions of this Agreement, including without limitation the Guidelines and requirements applicable to Downloadable Applications under this Agreement, as such requirements may be updated generally for customers from time to time [*].

            1.3.6.2 Search Box Sites. Customer shall have the right to embed in a third party website or a downloadable application of the type described in the first sentence of Section 1.3.6.1 (a "SEARCH BOX SITE") a Search Box that is branded with Customer's (and not Google's) branding of a Site, provided that with respect to such Search Box Customer must: (i) [*],
                    (ii) [*], (iii) otherwise comply with the requirements applicable to Search Boxes under this Agreement, and (iv) [*]. Customer is responsible for each Search Box Site's use of the Search Box and shall ensure that any and all Search Boxes and Search Box Sites comply with the applicable terms and conditions of the Agreement, including without limitation the Guidelines, all terms and conditions regarding use and prohibited uses of the Services, and all terms and conditions relating to the implementation of the Services. Upon written request from Google, Customer will, in a reasonable period of time (not to exceed [*] from the date of the request), either (x) remove or cause to be removed any Search Box on any Search Box Site or (y) cease using any Services and any Google attribution with respect to such Search Box, and the Results Page applicable to such Search Box; [*].

      1.3.7 Exclusivity.

            1.3.7.1 Definition of Sponsored Links. For purposes of this
                    Agreement, "SPONSORED LINKS" shall mean [*].

            1.3.7.2 Exclusivity. Subject to Section 1.3.7.3, Customer agrees that during the Services Term, Google shall be the world-wide, exclusive provider of Sponsored Links within the Web Search and directory sections of each Site, Additional Site and Co-branded Site, and any successor and replacement sites thereto, respectively ("EXCLUSIVITY").

            1.3.7.3 Exclusions. The Exclusivity obligation set forth in the preceding section shall not apply in the following circumstances.

                    (a) Pre-existing Contractual Restriction. Exclusivity shall not apply as to a website, or an applicable portion thereof, as to which Customer does not possess the contractual or other legal right to display Sponsored Links on such website or portion thereof due to a pre-existing contractual obligation to a third party in existence as of the Effective Date that would otherwise cause Customer to be in breach of such contractual obligation, as documented to Google by a representation to such effect in writing by Customer. [*]. Customer

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                    represents and warrants that as of the Effective Date with respect to all Sites other than [*], Customer is not subject to any restrictions that would prevent or prohibit it from displaying on an exclusive basis (as provided in this Section 1.3.7 without giving effect to the exclusion provided in this subsection (a)) Google Sponsored Links on any results page displayed as a result of either a query entered by an end user in a search box or similar means or generated by a click by an end user on a directory listing.

                    (b) [*]. Exclusivity shall [*]; provided, however, in the event that Customer [*] then Exclusivity shall [*].

                    (c) [*] Section. Exclusivity shall [*], which shall not be greater than [*], in the format set forth in Exhibit E attached hereto; provided, however, that Customer shall not display within any [*] section [*]. Notwithstanding anything in the Agreement to the contrary, Customer shall not in any manner be prohibited from displaying within the [*] section links or advertisements which [*]

                    (d) Unapproved Additional Sites and Co-branded Sites. Exclusivity shall not apply to Additional Sites that [*] pursuant to subsections Section 1.3.5.1 (Additional Sites) and Co-branded Sites that [*] pursuant to [*] Section 1.3.5.2(2) (Co-branded Sites).

                    (e) Google Ceases GSLP Services. Exclusivity shall not apply in the event that Google ceases to provide Sponsored Link services to third parties generally.

                    (f) Failed Queries. In the event that Google does not transmit any Google Sponsored Links in response to a Valid Query properly transmitted by Customer to Google pursuant to this Agreement, Customer may display Sponsored Links provided by a third party that is not an Excluded Party in response to such Valid Query.

            1.3.7.4 Excluded Parties. Notwithstanding anything in this Agreement to the contrary, including without limitation anything in this Section 1.3.7 (Exclusivity), Customer shall not at any time (except as specifically provided for in those instances where the Exclusivity may be terminated pursuant to Section 1.3.7.3(e), the last sentence of each of Section 1.3.5.2(5),
                    Section 1.3.6.2 and Section 1.3.9 and pursuant to Section 3 of the Order Form) during the Services Term display on any Site, Downloadable Application, Co-branded Site or Additional Site: (i) [*], their respective affiliates, successors and assigns (each an "EXCLUDED PARTY" and collectively, the "EXCLUDED PARTIES"); or (ii) any advertisement or other creative provided by [*]. For the avoidance of doubt, nothing herein shall prohibit Customer from displaying on (x) any page other than a Web search or directory page of a Site,

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                    Additional Site or Co-branded Site an advertisement provided by an Excluded Party that is not [*]; or (y) any Site, Additional Site or Co-branded Site [*].

            1.3.7.5 Google Non-exclusivity. Notwithstanding anything to the contrary contained in this Agreement, Google will provide the Services on a nonexclusive basis to Customer, such that Google shall have the right at all times to provide its services without restriction to third parties.

      1.3.8 Additional Services. In the event that Google makes additional services (including services provided by companies that have been acquired by Google) generally commercially available to third parties separately from then-existing services during the Initial Services Term then Google shall make such additional services available to Customer subject to mutual agreement by the parties in writing on the terms and conditions under which Google shall make such additional services available; provided, however, that Google shall not be obligated to make (or continue to make) such additional services available to Customer if Google ceases to make such services generally commercially available to third parties or if the parties do not agree to terms and conditions for such additional services. In addition, [*].

      1.3.9 Site Modification. In the event that Customer modifies a Site, Downloadable Application, Additional Site or Co-branded Site in a manner that effectively changes the fundamental concept or any line of business of such Site, Downloadable Application, Additional Site or Co-branded Site and that modification results in an adverse impact on Google (including without limitation (for the purposes of illustration only) a modification that converts a Site, Downloadable Application, Additional Site or Co-branded Site, as the case may be, into one that provides sexually explicit content or services), then Google and Customer shall work in good faith to remove the Websearch Service and/or GSLP [*]. In the event that Google elects to exercise its rights hereunder, the Exclusivity shall no longer apply to such Site, Additional Site or Co-branded Site.

2.    Ownership; License Grants.

2.1 Google Rights. Google shall own all right, title and interest, including without limitation all Intellectual Property Rights (as defined below), relating to the Services (and any derivative works or enhancements thereof), including but not limited to, all software, technology, materials, guidelines, documentation, the Google Data Protocol, and any Google Brand Features (as defined below), some, but not all, examples of which may be found at [*] (or such other URL Google may provide from time to time). Customer shall not acquire any right, title, or interest therein, except for the limited use rights expressly set forth in the Agreement. Any rights not expressly granted herein are deemed withheld. Customer shall not, and shall not allow any third party to: (i) modify, adapt, translate, prepare derivative works from, decompile, reverse engineer, disassemble or otherwise attempt to derive source code from any Services, the Google Data Protocol, any Google Brand Features, or any other Google technology, software, materials, and documentation;

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      (ii) remove, obscure, or alter Google's copyright notice, trademarks or other proprietary rights notices affixed to or provided as a part of any Services, the Google Data Protocol, any Google Brand Features, or any other Google technology, software, materials and documentation; (iii) crawl, index or [*] information obtained from the Services; (iv) except as expressly permitted under this agreement with respect to co-branding under
      Section 1.3.5.2 or in connection with the distribution of Search Boxes under Section 1.3.6.2, transfer, sell, lease, lend, disclose, or use for co-branding, timesharing, service bureau or other unauthorized purposes any Services or access thereto; (v) directly or indirectly access, launch and/or activate the Services through or from any software application or means other than the Site, Downloadable Application permitted hereunder, Co-branded Sites and Search Box Sites; or (vi) engage in any action or practice that disparages or devalues Google or the Google Brand Features. Customer shall be responsible for use of or access to any Services which are not in compliance with the terms of the Agreement or not otherwise approved by Google, and Customer shall monitor and disable any such access or use by unauthorized parties (including, but not limited to, spammers or any third party sites). For purposes of the Agreement, "INTELLECTUAL PROPERTY RIGHTS" means any and all rights existing from time to time under patent law, copyright law, semiconductor chip protection law, moral rights law, trade secret law, trademark law, unfair competition law, publicity rights law, privacy rights law, and any and all other proprietary rights, as well as, any and all applications, renewals, extensions, restorations and reinstatements thereof, now or hereafter in force and effect worldwide. For purposes of the Agreement, "BRAND FEATURES" means the trade names, trademarks, service marks, logos, and other distinctive brand features of each party, respectively, as secured by such party from time to time.

2.2 Customer Rights. Customer and/or its partners, and/or their respective third party licensors, own all Intellectual Property Rights in and to any editorial, text, graphic, audiovisual, and other content that is served to End Users of each Site, Downloadable Application, Additional Site Co-branded Site or Search Box Site and that is not provided by Google ("CONTENT"). Google shall not acquire any right, title or interest in or to such Content, except as provided herein. The Google WebSearch services are provided to Customer on a non-exclusive basis and Customer is permitted at all times to use any such competing websearch services as may be provided by others.

2.3 License Grants: Brand Features. Google grants to Customer a nonexclusive and nonsublicensable license during the Services Term to: (a) use the Google Data Protocol [*]; and (b) display Google Brand Features solely as explicitly provided in the Agreement. Customer grants to Google a nonexclusive and nonsublicensable license during the Services Term to include Customer's name and logo in presentations, marketing materials, customer lists, and Web site listings of customers. Each party will submit all materials of any kind containing the other party's Brand Features (other than in customer lists) to the other party for approval prior to release to the public. Except as set forth in this Section, nothing in the Agreement shall be deemed to grant to one party any right, title or interest in or to the other party's Brand Features. All use by Google of Customer Brand Features (including any goodwill associated therewith) shall inure to the benefit of Customer and all use by Customer of Google Brand Features (including any

SF1:555057.2

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

      goodwill associated therewith) shall inure to the benefit of Google. At no time shall one party challenge or assist others to challenge the Brand Features of the other party (except to the extent this restriction is prohibited by applicable law) or the registration thereof by the other party, nor shall either party use or attempt to register directly or indirectly (including through third parties) any Brand Features or domain names that are confusingly similar to those of the other party.

2.4 Data. Google owns all right, title, and interest in and to all information and data it collects and receives, including but not limited to all data collected in connection with the AdWords Program. Customer owns all right, title, and interest in and to all information and data collected by Customer on the Sites, Additional Sites and Co-branded Sites.

3     Payment.

3.1 Fees. The fees and payment terms for the Services shall be set forth in the Order Form.

3.2 Taxes and Other Charges. All payments under the Agreement are exclusive of taxes imposed by any governmental entity. Customer shall pay any applicable taxes, including sales, use, personal property, value added, excise, customs fees, import duties or stamp duties or other taxes and duties imposed by governmental agencies of whatever kind and imposed with respect to the transactions for Services provided by Google under the Agreement, including penalties and interest, but specifically excluding taxes based upon Google's net income. When Google has the legal obligation to collect any applicable taxes, the appropriate amount shall be invoiced to and paid by Customer "net thirty (30) days" from the date of invoice or other notification. Customer shall promptly provide to Google (i) original or certified copies of all tax payments or other sufficient evidence of tax payments at the time such payments are made by Customer pursuant to the Agreement; or (ii) a valid certificate of Customer's exemption from obligation to pay such taxes as authorized by the appropriate taxing authority.

4 Warranties and Disclaimer. Each party represents and warrants that it has full power and authority to enter into the Agreement and that the execution of this Agreement by such party, and the performance by such party of its obligations and duties hereunder, do not and will not violate any agreement to which such party is a party or by which it is otherwise bound. Customer represents and warrants that it shall use information provided by Google (including Search Results Sets and Advertising Results
      Sets) in a manner that complies with applicable laws. Google does not warrant that the Services will meet all of Customer's requirements or that performance of the Services will be uninterrupted, virus free, secure or error free. Except as expressly provided for herein, NEITHER PARTY MAKES ANY OTHER WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE AND NONINFRINGEMENT.

5 Indemnification. Google will indemnify, defend and hold harmless Customer and its affiliates and their respective officers, directors, employees and agents from and against any and all damages, judgments, losses, costs and expenses (including reasonable fees of

SF1:555057.2

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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      counsel) arising out of (x) any third party lawsuit or proceeding brought against Customer based upon a claim that the Services or any Google Brand Feature infringes any copyright, trade secret, [*] of such third party, or
      (y) any third party (other than a Related Third Party) lawsuit or proceeding brought against Customer as a result of a breach of this Agreement by Google. Notwithstanding the foregoing, in no event shall Google have any obligations or liability under this Section 5 arising from: (i) use of any Beta Features, Image Search or Directory Service,
      (ii) use of the Services or Google Brand Features in a modified form or in combination with materials not furnished by Google, (iii) any content, information or data provided to Google by Customer, End Users or any other third parties, and (iv) any advertisements, search results or third party websites to which advertisements or search results may link. Customer will indemnify, defend and hold harmless Google and its affiliates and their respective officers, directors, employees and agents from and against any and all damages, judgments, losses, costs and expenses (including reasonable fees of counsel) arising out of any third party lawsuit or proceeding brought against Google based upon: (a) a claim that the Content, Sites Downloadable Applications, Additional Sites, Search Box Sites, Co-branded Sites and/or Customer or any co-branding or Search Box partner's Brand Features infringe any copyright, trade secret, [*] of such third party; and/or (b) Customer's or any of Customer's third party counterparty's (including, without limitation, third parties with Search Box Sites and Co-branded Sites), or any of the Sites', Downloadable Applications', Additional Sites', Search Box Sites' or Co-branded Sites', use of the Services in any manner in breach of the Agreement. Indemnification shall be provided for any claim covered under this Section 5 and shall be limited to (i) payment by the indemnifying party ("INDEMNITOR") of all damages and costs finally awarded for such claim, or
      (ii) settlement costs approved in writing by the Indemnitor. The foregoing obligations shall exist only if the party seeking indemnification ("INDEMNITEE"): (i) promptly notifies the Indemnitor of such claim, (ii) provides the Indemnitor with reasonable information, assistance and cooperation in defending the lawsuit or proceeding, and (iii) gives the Indemnitor full control and sole authority over the defense and settlement of such claim; provided that the Indemnitor may not, without the Indemnitee's prior written consent, acquiesce to any judgment or enter into any settlement that adversely affects the rights and interests of the Indemnitee or imposes any restriction on the Indemnitee's ability to operate its business (except for any limitations or adverse effects that may be imposed on the Services as a result of the claim giving rise to indemnification). The Indemnitee may join in defense with counsel of its choice at its own expense. The Indemnitor shall only reimburse the Indemnitee for expenses incurred by the Indemnitee with the Indemnitors prior written approval. THE FOREGOING STATES THE PARTIES' ENTIRE LIABILITY AND EXCLUSIVE REMEDY WITH RESPECT TO INFRINGEMENT OF A THIRD PARTY'S INTELLECTUAL PROPERTY RIGHTS AS SET FORTH ABOVE.

6 Limitation of Liability. [*], NEITHER PARTY WILL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES, INCLUDING BUT NOT LIMITED TO DAMAGES FOR LOST DATA, OR LOST REVENUE. HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, INCLUDING BUT NOT LIMITED TO CONTRACT OR

SF1:555057.2

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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      TORT (INCLUDING PRODUCTS LIABILITY, STRICT LIABILITY AND NEGLIGENCE), AND
      WHETHER OR NOT SUCH PARTY WAS OR SHOULD HAVE BEEN AWARE OR ADVISED OF THE POSSIBILITY OF SUCH DAMAGE AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY STATED HEREIN. For the avoidance of doubt, the preceding sentence will not operate to limit direct damages (including, without limitation, lost profits under this Agreement, and costs of procurement of substitute services under this Agreement) either party would be entitled to under this Agreement, subject in any case to the aggrieved party's obligation to mitigate. [*], IN NO EVENT SHALL GOOGLE'S TOTAL AGGREGATE LIABILITY FOR ALL CLAIMS ARISING OUT OF THE AGREEMENT EXCEED THE NET AMOUNT (MINUS ALL DEDUCTIONS, REVENUE SHARING AND OTHER OFFSETS PROVIDED FOR UNDER THE AGREEMENT) GOOGLE HAS ACTUALLY RECEIVED AND RECOGNIZED FOR THE SERVICES GIVING RISE TO SUCH CLAIM DURING [*] IMMEDIATELY PRECEDING THE DATE OF THE APPLICABLE CLAIM. In the event of a claim occurring in the first [*] of this Agreement, the limitation of liability provided in the immediately preceding sentence will be equal to [*] (minus all deductions, revenue sharing and other offsets provided for under the Agreement) Google has actually received for the Services giving rise to such claim under this Agreement since the beginning of the Term to the date of the applicable claim. [*], IN NO EVENT SHALL CUSTOMER'S TOTAL AGGREGATE LIABILITY FOR ALL CLAIMS ARISING OUT OF THE AGREEMENT EXCEED THE NET AMOUNT CUSTOMER HAS ACTUALLY RECEIVED OR WOULD OTHERWISE BE DUE UNDER THE AGREEMENT DURING [*] IMMEDIATELY PRECEDING THE DATE OF THE APPLICABLE CLAIM. In the event of a claim occurring in the [*] of this Agreement, the limitation of liability provided in the immediately preceding sentence will be equal to [*] Customer has actually received or would otherwise be due under this Agreement since the beginning of the Term to the date of the applicable claim. The parties agree that (i) the mutual agreements made in this Section reflect a reasonable allocation or risk, and (ii) that each party would not enter into the Agreement without these limitations on liability.

7 Confidentiality. Use and disclosure of confidential and/or proprietary information disclosed hereunder, including without limitation the existence and content of the Agreement and any information provided pursuant to the Agreement or in connection with a request for approval of any Additional Site or new layout, shall be governed by the terms of the Google Mutual Non-Disclosure Agreement, attached hereto as Exhibit F (the "NDA"). The terms of the NDA are hereby incorporated by reference into this GSA.

8     Term and Termination.

8.1 Term. The term of the Order Form under which Services may be used by Customer shall commence on the Order Form Effective Date (except as otherwise specified in such Order Form) and shall continue for the period of time set forth on such Order Form ("SERVICES TERM"), unless earlier terminated as provided herein.

SF1:555057.2

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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8.2   Termination.

      8.2.1 General. Either party may suspend performance and/or terminate the Agreement, in whole or in part: (a) if the other party materially breaches any material term or condition of the Agreement and fails to cure such breach within thirty (30) days after receiving written notice thereof; or (b) if the other party becomes insolvent or makes any assignment for the benefit of creditors or similar transfer evidencing insolvency, or suffers or permits the commencement of any form of insolvency or receivership proceeding, or has any petition under bankruptcy law filed against it, which petition is not dismissed within sixty (60) days of such filing, or has a trustee, administrator or receiver appointed for its business or assets or any part thereof.

      8.2.2 Google Termination Rights. Notwithstanding the foregoing, in addition to the termination rights granted above, Google may terminate the Agreement, in whole or in part:

            (i) if Customer breaches (A) any provision of Section 1.3.3 (Prohibited Actions), Section 2.1 (Google Rights) (other than subsections (i), and (iii) of the fourth sentence thereof, which are addressed below, or subsection (vi) of the fourth sentence thereof, which is addressed in Section 8.2.1(a)), or
                  Section 2.3 (License Grants; Brand Features) or (B) the last sentence of Section 1.3.6.2 and fails to cure such breach within [*] after receiving written notice thereof ([*]);

            (ii) immediately upon written notice, if (A) Customer breaches subsection (i) or (iii) of the fourth sentence of Section 2.1 (Google Rights) or any provision of Section 7 (Confidentiality); (B) Customer has materially breached the Agreement [*] during the Term, in each case notwithstanding any cure of such breaches [*]; or (C) Google reasonably determines that it is impracticable to continue providing the Services in light of applicable laws; and

            (iii) as expressly permitted in the last sentence of Section 1.3.3.

      8.2.3 Termination for Change of Control:

            (a) Prohibited Entity. In the event of a Change of Control involving Customer to a Prohibited Entity (as defined below), Google shall have the right, upon written notice delivered to Customer (or its successor), to terminate this Agreement, effective as of the [*] day following the consummation of the closing of such Change of Control. Such notice shall be delivered by Google not more than [*] following Google's receipt of written notice from Customer that Customer has entered into a definitive agreement involving a Change of Control.

SF1:555057.2

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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            (b)   Competitor. In addition, in the event of a Change of Control involving Customer to [*] or any of their respective successors or assigns, or any entities which control, are controlled by or under common control with the foregoing, either party shall have the right to terminate this Agreement, effective as of the consummation of such a transaction provided that (i) in the case of Customer's exercise of this termination right, Customer delivers to Google written notice not more than [*] following the date Customer enters into a definitive agreement contemplating a Change of Control giving rise to this right, and (ii) in the case of Google's exercise of this termination right, Google delivers to Customer written notice not more than [*] following its receipt of written notice from Customer that Customer has entered into a definitive agreement contemplating a Change of Control giving rise to this right.

            (c) Notice. Customer agrees to provide written notice of a Change of Control in a timely manner and, upon request, any information that Google reasonably requires to evaluate the Change of Control transaction, including its acquirer, subject to applicable confidentiality or contractual obligations. Customer also agrees to notify Google of the actual closing date of a Change of Control transaction no less than [*] prior thereto. For the avoidance of doubt, under no circumstances shall a termination right exercised hereunder be effective if the applicable Change of Control transaction is not consummated. Customer will provide Google notice in the event a Change of Control transaction is terminated.

            (d)   Definitions. "CHANGE OF CONTROL" with respect to a party means
                  (i) the direct or indirect acquisition, whether in one or a series of transactions, by any person or related persons constituting a group, of (A) beneficial ownership of issued and outstanding shares of stock of such party, the result of which is that such person or such group possesses in excess of fifty percent (50%) of the combined voting power of all then-issued and outstanding stock of such party, or (B) the power to elect, appoint, or cause the election or appointment of at least a majority of the members of the board of directors (or equivalent governing body) of such party; (ii) a merger or consolidation of a party with a person or a direct or indirect subsidiary of a person, or a reorganization or recapitalization of a party, provided that the result of such transaction, whether in one or a series of related transactions, is that the holders of the outstanding voting stock of such party immediately prior to such consummation do not possess, whether directly or indirectly, immediately after the consummation of such transaction, in excess of fifty percent (50%) of the combined voting power of all of the then-issued and outstanding stock of such party, merged or consolidated person, its direct or indirect parent, or the surviving person of such party; or (iii) the sale or

SF1:555057.2

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                       15
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                  disposition, whether directly or indirectly, in one or a
                  series of related transactions, of substantially all of the assets of a party. For purposes of the preceding sentence, the terms "person," "group" and "beneficial ownership" shall have the meanings given to such terms under the Securities Exchange Act of 1934, as amended. Notwithstanding anything to the contrary, the initial public offering of either party will not be deemed to be a Change of Control. "PROHIBITED ENTITY" shall mean [*].

            (e) Confidentiality. For the avoidance of doubt, each party reaffirms to the other its agreement not to disclose to any potential acquiror any Confidential Information of the other party (including in the case of Google Confidential Information, any Google metrics, protocols or guidelines).

8.3 Effect on Rights; Removal. Upon the expiration or termination of the Agreement for any reason: (i) all rights and licenses granted by Google shall cease immediately; (ii) each party shall return to the other party, or destroy and certify the destruction of, all Confidential Information of the other party; and (iii) Customer will promptly remove from each and every Site, Downloadable Application, Additional Site, and Co-branded Site the Attribution Graphic and all Google Brand Features.

8.4 Non-exclusive Remedy. Termination or expiration of the Agreement, in part or in whole, shall not limit either party from pursuing other remedies available to it, nor shall Customer or Google be relieved of its obligation to pay all fees that have accrued or are otherwise owed under any portion of the Agreement, which shall be paid within ten (10) business days from the date of such expiration or termination.

9 Miscellaneous. Each party shall comply with all applicable laws, rules and regulations, if any, required in performing its obligations under the Agreement. All requests and notices shall be in English and in writing and
      (a) if sent to Customer to the address identified on the Order Form and
      (b) if sent to Google to such address as provided at www.google.com/corporate/address.html or as otherwise provided in writing for such notice purposes; provided, however, that all invoices and payments shall be sent to the attention of Google Finance, all legal notices shall be sent to the attention of the Google Legal Department, and all other correspondence shall be sent to the attention of the account manager specified by Google. Notices and requests shall be deemed given
      (i) upon receipt when delivered personally, (ii) upon written verification of receipt from overnight courier, (iii) upon verification of receipt of registered or certified mail or (iv) upon verification of receipt via facsimile, provided that such notice is also sent simultaneously via first class mail. Neither party may assign its rights or delegate its obligations under this Agreement by operation of law or otherwise without the other party's prior written consent, provided however that either party may assign its rights or delegate its obligations under this Agreement without the consent of the other party in connection with a Change of Control, so long as the surviving entity or purchaser in such Change of Control transaction expressly assumes in writing the performance of all of the terms of this Agreement. In addition, Google may assign its rights under this Agreement

SF1:555057.2

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                       16
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      in connection with a change in domicile without obtaining any consent hereunder. The Agreement is not intended to benefit, nor shall it be deemed to give rise to, any rights in any third party. Either party may seek equitable relief, including temporary restraining orders or injunctions, in addition to all other remedies, for breach or threatened breach of Section 1.3.7 (Exclusivity), Section 2 (Ownership; License Grant) or Section 7 (Confidentiality). Before a party initiates legal action against the other arising from the Agreement (except to seek injunctive or equitable relief or to otherwise protect its confidentiality, Intellectual Property or Exclusivity Rights), the matter in controversy will first be referred to an officer of each party, who shall make good faith and reasonable efforts to resolve the matter within four (4) weeks of the date of referral. The laws of California, excluding California's choice of law rules, and applicable federal U.S. laws shall govern the Agreement. Any dispute or claim arising out of or in connection with the Agreement (except injunctive relief) shall be brought in the state or federal courts located in Santa Clara County, California if brought by Customer or New York, New York if brought by Google; provided, however, that Google and Customer shall each have the right to bring claims for injunctive relief in state or federal courts located in Santa Clara County, California and New York, New York, respectively. The parties specifically exclude from application to the Agreement the United Nations Convention on Contracts for the International Sale of Goods and the Uniform Computer Information Transactions Act. The parties hereto are and shall remain independent contractors and nothing herein shall be deemed to create any agency, partnership, or joint venture relationship between the parties. Neither party shall be deemed to be an employee, agent, partner or legal representative of the other nor shall either party have any right or authority to create any obligation or make any representation on behalf of the other party. Neither party shall be liable for failing or delaying performance of its obligations (except for the payment of money) resulting from any condition beyond its reasonable control, including but not limited to, governmental action, acts of terrorism, earthquake, fire, flood or other acts of God, labor conditions, power failures, and Internet disturbances. The failure to require performance of any provision shall not affect a party's right to require performance at any time thereafter; nor shall waiver of a breach of any provision constitute a waiver of the provision itself. If any provision is adjudged by a court of competent jurisdiction to be unenforceable, invalid or otherwise contrary to law, such provision shall be interpreted so as to best accomplish its intended objectives and the remaining provisions shall remain in full force and effect. In the event of any termination or expiration of the Agreement, Sections 2.1, 2.2, 2.4, 5, 6, 7 (including the NDA), 8.3, 8.4 and 9 shall survive termination. Neither party shall be liable to the other for any damages resulting solely from termination as permitted for under the Agreement. This GSA and related Order Forms) (including any exhibits thereto), and any terms located at Google URLs referenced pursuant to the Agreement (which are all incorporated herein by reference), constitute the entire agreement with respect to the subject matter hereof, and any terms contained in any related purchase orders) or other documents pertaining to the subject matter of the Agreement shall be null and void. The parties hereby agree that on the Effective Date the Confidentiality Agreement, dated July 25, 2002 between the parties and the Information Services Agreement, dated July 25, 2002 between the parties, as amended by the Amendment dated October 18, 2002 (collectively, the "PRIOR AGREEMENTS") will terminate. The Agreement supersedes any other prior or collateral

SF1:555057.2

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                       17
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      agreements, whether oral or written, with respect to the subject matter hereof, including but not limited to the Prior Agreements. Any amendments or addenda to the Agreement must (i) be in writing; (ii) refer to the Agreement; and (iii) be executed by an authorized representative of each party. The Agreement shall be construed as if both parties jointly wrote and prepared it. The Agreement may be executed in counterparts, including facsimile counterparts. In the event of conflict between the terms under this GSA and any Order Form, the Order Form shall govern with respect to such conflict. In the event of conflicting Order Forms, any subsequent Order Form shall take precedence over any prior conflicting Order Form.

SF1:555057.2

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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IN WITNESS WHEREOF, the parties have executed this GSA by persons duly authorized as of the "GSA Effective Date", which shall be the date written by Google below.

GOOGLE:                                     CUSTOMER: THE EXCITE NETWORK, INC.

By:  /s/ Joan Braddi                    By: /s/ Mark J. Stein
     ------------------                     ------------------

Print Name: Joan Braddi                     Print Name:  Mark J. Stein

Title: VP Search Services                   Title:  EVP & GC

Date: May 23, 2003                          Date:  May 23, 2003

FOCUS INTERACTIVE, INC. HEREBY GUARANTEES THE PERFORMANCE OF CUSTOMER UNDER THIS AGREEMENT AND WILL CAUSE ITS AFFILIATES TO COMPLY WITH THE TERMS OF THIS AGREEMENT APPLICABLE TO CUSTOMER, INCLUDING, WITHOUT LIMITATION, THE PROVISIONS OF SECTION 1.3.7.

FOCUS INTERACTIVE, INC.:

By:  /s/ Mark J. Stein
     ------------------

Print Name: Mark J. Stein

Title: Secretary & GC

Date: May 23, 2003

SF1:555057.2

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                       19
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                                    EXHIBIT A

[*]

[[*] IMAGE]

THE [*] GOOGLE SEARCH AREA AS REFLECTED ABOVE IS APPROVED, SUBJECT TO THE FOLLOWING MODIFICATION (WHICH WILL BE IMPLEMENTED WITHIN 30 DAYS OF THE EFFECTIVE DATE OF THIS AGREEMENT). THERE ARE THREE OPTIONS FOR MODIFICATION:

1.    REPLACE GOOGLE LOGO WITH TEXT ATTRIBUTION ONLY THAT READS: "GOOGLE SEARCH"

2.    REPLACE GOOGLE LOGO WITH TEXT ATTRIBUTION THAT READS: "GOOGLE"

3. KEEP GRAPHIC ATTRIBUTION BUT SAY, "ENHANCED BY" NEXT TO OR ABOVE THE GOOGLE LOGO

[*]

[[*] IMAGE]

[*]

[[*] IMAGE]

[*]

[[*] IMAGE]

SF1:555057.2

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT B

SPONSORED LINKS APPROVED LAYOUT

[IMAGE]

[IMAGE]

[IMAGE]

SEARCH RESULTS SETS APPROVED LAYOUT

[IMAGE]

[IMAGE]

[IMAGE]

SF1:555057.2

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT C

               [[*] WEBPAGE]

SF1:555057.2

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[[*] WEBPAGE]

    SF1:555057.2

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[[*] WEBPAGE]

SF1:555057.2

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT E

      [[*] WEBPAGE]

      THE [*] IMPLEMENTATION REFLECTED IN THE INDICATED AREA IS APPROVED SUBJECT TO THE FOLLOWING MODIFICATION (WHICH WILL BE IMPLEMENTED WITHIN 30 DAYS OF THE EFFECTIVE DATE OF THIS AGREEMENT). [*] AREA WILL UNAMBIGUOUSLY INDICATE THE NATURE OF THE CONTENT CONTAINED THEREIN (E.G., "SPONSORED CONTENT")

SF1:555057.2

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT F
                     GOOGLE MUTUAL NON-DISCLOSURE AGREEMENT

Google will assist Customer in providing a co-branded web search service to Customer (the "Purpose"). In connection with this, each party may disclose to the other party certain confidential technical and business information. The parties agree to maintain the confidentiality of such information, in accordance with the following terms:

1. The Confidential Information disclosed under the Agreement ("Confidential Information") includes all information concerning either party's business including, but not limited to, all tangible, intangible, visual, electronic, present, or future information such as: (a) trade secrets; (b) financial information, including pricing; (c) technical information, including research, development, procedures, algorithms, data, designs, and know-how; (d) business information, including operations, planning, marketing interests, and products; and (e) the terms of any agreement and the discussions, negotiations and proposals related to any agreement. The Agreement also includes Confidential Information acquired during any facilities tours.

2. The Parties receiving Confidential Information (each, a "Recipient") will have a duty to protect Confidential Information (a) if it is clearly and conspicuously marked as "confidential" or the equivalent; or (b) if it is identified by the Discloser as confidential before, during, or promptly after presentation or communication.

3. A Recipient will use the Confidential Information only for the Purpose described above. A Recipient will use the same degree of care, but no less than a reasonable degree of care, as the Recipient uses with respect to its own similar information to protect the Confidential Information and to prevent (a) any use of Confidential Information not authorized in this Agreement, (b) dissemination of Confidential Information to any employee or third party contractor of Recipient without a need to know, or (c) communication of Confidential Information to any third party. Furthermore, Confidential Information may only be disseminated to an employee or third party contractor of the Recipient if that employee or third party contractor has signed an agreement with either of the parties containing confidentiality provisions substantially similar to those herein.

4. Both parties agree not to issue or release any articles, advertising, publicity or other matter relating to any Confidential Information (including the fact that a meeting or discussion has taken place between the parties) or mentioning or implying the name of the other party, except with the advanced review and written approval of the other party.

5. This Exhibit F imposes no obligation upon a Recipient with respect to Confidential Information that (a) was known to the Recipient before receipt from the Discloser; (b) is or becomes publicly available through no fault of the Recipient; (c) is rightfully received by the Recipient from a third party without a duty of confidentiality; (d) is independently developed by the Recipient without a breach of the Agreement; (e) is disclosed by the Recipient with the Discloser's prior written approval; or (f) is required to be disclosed by operation of the law, provided that the Recipient immediately notifies the Discloser of the legal obligation and

SF1:555057.2

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

provides the Discloser a reasonable opportunity to seek a protective order (or the equivalent) from the court or other legal or governmental authority issuing the process.

6. EACH DISCLOSER WARRANTS THAT IT HAS THE RIGHT TO DISCLOSE ITS CONFIDENTIAL INFORMATION. NO OTHER WARRANTIES ARE MADE. ALL CONFIDENTIAL INFORMATION CONTAINED HEREIN IS PROVIDED "AS IS".

7. The terms and conditions of this Exhibit F shall survive with respect to Confidential Information that is disclosed before the termination or expiration of the Agreement.

8. Unless the Parties otherwise agree in writing, a Recipient's duty to protect Confidential Information ceases when the information is no longer confidential, as set forth in paragraph 5 of this Exhibit F. A Recipient, upon Discloser's written request, will promptly return all Confidential Information received from the Discloser, together with all copies, or certify in writing that all such Confidential Information and copies thereof have been destroyed. Regardless of whether the Confidential Information is returned or destroyed, the Recipient may retain an archival copy of the Discloser's Confidential Information in the possession of outside counsel of its own choosing for use only in the event that a dispute arises hereunder and only in connection with that dispute.

9. No Party acquires any intellectual property rights under this Exhibit F (including but not limited to patent, copyright, and trademark rights) except as set forth in the Agreement.

10. Each Party acknowledges that damages for improper disclosure of Confidential Information may be irreparable; therefore, the injured Party is entitled to seek equitable relief, including injunction and preliminary injunction, in addition to all other remedies.

11. This Exhibit F does not create any agency or partnership relationship.

SF1:555057.2

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT G

                      WEBSEARCH SUPPORT; SUPPORT GUIDELINES

A.    WEB SEARCH SUPPORT:

Google will support a [*] from Customer [*] ("Projected Query Volume"). [*] Customer must provide Google with [*] "). If Customer's [*] of Projected Query Volume [*], Google shall have the right [*] the Projected Query Volume [*]. Google also reserves the right [*]. Customer agrees that it will not [*] through [*] without providing [*]. If Customer fails to provide a [*] and Customer's [*] in a manner that will result in a [*] and/or [*], Google reserves the right to [*], if necessary and as mutually agreed upon by the parties. So long as Customer [*], Google will maintain the following performance characteristics:

1.    Google will provide [*].

2.    [*] will not exceed [*]. "[*]" is defined as any [*].

3. With respect to [*] ordered by Customer under this Agreement, Google will provide [*]. With respect to the [*] ordered by Customer under this Agreement, Google will provide [*]. The foregoing [*] will be measured and monitored from [*]. "[*]" is defined as the [*].

4. [*] will not [*]. "[*]" is defined as the time period [*]. [*] does not include any time associated with [*].

5.    [*] will not exceed [*]. "[*]" is defined as [*].

The [*] and [*] characteristics set forth in this Exhibit G shall only apply provided that (a) [*], (b) [*], and (c) [*].

B.    SUPPORT GUIDELINES

1.    Definitions.

            (a) "Customer Contacts" means no more than two employees designated by Customer in writing who are qualified to contact Google for technical support.

            (b) "Fix" means a correction, fix, alteration or workaround that solves a Minor Problem or a Severe Problem.

            (c)   "Google Technical Support Personnel" means [*]

            (d)   "Hours of Operation" means [*]

            (e)   "Minor Problem" means [*]

SF1:555057.2

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

            (f)   "Severe Problem" means [*]

2. Support procedures. Customer will use reasonable efforts to fix any Minor Problems without escalation to Google. Thereafter, Customer may submit a support request to Google by submitting such request to the Support Address during Hours of Operation.

            (a) If Customer believes it is reporting a Severe Problem, Customer may accompany its request [*]

            (b) Upon receiving a request from Customer, Google will determine whether the request is a Minor Problem or a Severe Problem.

            (c) If the request is a Severe Problem, Google will respond to the request [*]. Google will then use commercially reasonable efforts to fix the Severe Problem and will provide [*] status reports to Customer (upon request by Customer).

            (d) If the request is a Minor Problem, Google will attempt to respond to the request [*]. Google will then use commercially reasonable efforts to fix the Minor Problem and will provide [*] status reports to Customer (upon request by Customer).

SF1:555057.2

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[GOOGLE LOGO]

GOOGLE TECHNOLOGY INC.                           GOOGLE SPD REP: [*]
2400 Bayshore Parkway        GOOGLE SERVICES     GOOGLE SPD DIRECTOR: [*]
Mountain View, CA 94043      AGREEMENT           GOOGLE SALES ENGINEER: [*]
Tel: (650) 623-4000          ORDER FORM          GOOGLE LEGAL CONTACT: [*]
Fax:(650) 618-2678

                                                <THIS SECTION TO BE COMPLETED BY CUSTOMER>
CUSTOMER (FULL LEGAL NAME):  THE EXCITE NETWORK, INC.                  NDA EFFECTIVE DATE:  May 23, 2003    ORDER FORM #1
                                                                       (Exhibit F hereto, which
                                                                       supersedes prior NDA dated July
                                                                       25, 2002)
------------------------------------------------------------------------------------------------------------------------------------
                                   CORPORATE CONTACT INFORMATION:      BILLING CONTACT INFORMATION:         LEGAL NOTICES TO:
------------------------------------------------------------------------------------------------------------------------------------
                       ATTENTION:  Mark Stein                          Tom Brophy                           Mark Stein
------------------------------------------------------------------------------------------------------------------------------------
                           TITLE:  General Counsel, EVP                CFO                                  General Counsel
------------------------------------------------------------------------------------------------------------------------------------
            ADDRESS, CITY, STATE,  One Bridge Street, Suite 42         One Bridge Street, Suite 42          One Bridge Street,
            POSTAL CODE, COUNTRY:  Irvington, NY  10533                Irvington, NY  10533                 Suite 42
                                                                                                            Irvington, NY  10533
------------------------------------------------------------------------------------------------------------------------------------
                           PHONE:  [*]                                 [*]                                  [*]
------------------------------------------------------------------------------------------------------------------------------------
                             FAX:  [*]                                 [*]                                  [*]
------------------------------------------------------------------------------------------------------------------------------------
                           EMAIL:  [*]                                 [*]                                  [*]
------------------------------------------------------------------------------------------------------------------------------------
               TECHNICAL CONTACT:  [*]                                 [*]                                  [*]
------------------------------------------------------------------------------------------------------------------------------------
WIRE TRANSFER TO (IF APPLICABLE):                                      D&B DUNS NUMBER:                     VAT/TAX NUMBER: [*]
------------------------------------------------------------------------------------------------------------------------------------
                                                        <TO BE COMPLETED BY GOOGLE>
------------------------------------------------------------------------------------------------------------------------------------
ORDER FORM EFFECTIVE DATE:  MAY 23, 2003                               GSA EFFECTIVE DATE: MAY 23, 2003
------------------------------------------------------------------------------------------------------------------------------------
INITIAL SERVICES TERM: 42 MONTHS                                       SITES: [*]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      SEARCH FEES
                                   NON-REFUNDABLE ANNUAL SERVICE AND                                         (FOR ALL SEARCH RESULT
     SEARCH SERVICES ORDERED                  SUPPORT FEE               MONTHLY SEARCH FEE MINIMUM PAYMENT              SETS)
------------------------------------------------------------------------------------------------------------------------------------
[X] WEBSEARCH SERVICES
     Est. Query Vol./Day                          [*]                                  [*]                   $[*]/1000 SEARCH RESULT
                                                                                                            SETS
                                                                                                            (effective as of May 1,
                                                                                                            2003 for the websites
                                                                                                            whose home pages are
                                                                                                            located at [*] pursuant
                                                                                                            to the GSA Order Form
                                                                                                            Terms and Conditions)
------------------------------------------------------------------------------------------------------------------------------------
[X] IMAGE SEARCH SERVICES                         [*]                                  [*]                   $[*]/1000 SEARCH RESULT
                                                                                                                SETS
------------------------------------------------------------------------------------------------------------------------------------
[X] DIRECTORY SEARCH SERVICES                     [*]                                  [*]                   $[*]/1000 SEARCH RESULT
                                                                                                                SETS
------------------------------------------------------------------------------------------------------------------------------------
[ ] SITE SEARCH SERVICES                          N/A                                  N/A                             N/A
------------------------------------------------------------------------------------------------------------------------------------
OPTIONAL WEBSEARCH FEATURES:        [ ] SAFESEARCH                      [ ] LANGUAGE RESTRICT                 COUNTRY RESTRICT
(check the applicable boxes)        LEVEL: [ ] HIGH [ ] MEDIUM          LANGUAGE(S).:                         COUNTRY(IES):
------------------------------------------------------------------------------------------------------------------------------------
          GSLP SERVICES ORDERED                                                  NET AD REVENUE SHARE PERCENTAGE (%) TO CUSTOMER
------------------------------------------------------------------------------------------------------------------------------------
[X] GOOGLE SPONSORED LINKS PROGRAM (GSLP)                                                              [*]%
       Min. # of Sponsored Links/Results Page:                            (effective as of May 1, 2003 for the [*] Site and the [*]
       7 # Wide Format    2# Narrow Format *See Section 5 below.           Site pursuant to the GSA Order Form Terms and Conditions)
------------------------------------------------------------------------------------------------------------------------------------
OPTIONAL GSLP FEATURES:             [ ] SAFESEARCH
(check the applicable boxes)        LEVEL: [ ] HIGH [ ] MEDIUM
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                  TO BE COMPLETED BY GOOGLE FINANCE                                              GOOGLE APPROVALS
------------------------------------------------------------------------------------------------------------------------------------
CUSTOMER PO #: _____               CURRENCY:                            [ ] Finance       [ ] Legal
                                   [X] US Dollar                        Initials:____   Initials:____ (Required if non-standard)
[ ] CREDIT CHECK COMPLETE          [ ] Japanese Yen
                                   [ ] Other:
------------------------------------------------------------------------------------------------------------------------------------

                                                             Google Confidential
                                                              GSA OFDSV2.0 11003

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[GOOGLE LOGO]

                       GSA ORDER FORM TERMS AND CONDITIONS

1. INCORPORATION OF GOOGLE SERVICES AGREEMENT. This Order Form, including the terms and conditions hereunder, shall be governed by and incorporates by reference the Google Services Agreement between Google and Customer with the GSA Effective Date set forth above ("GSA"). All capitalized terms used herein have the meanings stated in the GSA, unless stated otherwise. Customer's signatory to this Order Form represents and warrants that he or she has the power and authority to accept and bind Customer to the terms of this Order Form.

2. SERVICES TERM. The term of this Order Form shall commence on the Order Form Effective Date and shall continue for the period of the Initial Services Term stated above, unless earlier terminated as provided in the GSA. This Order Form shall automatically renew, [*] unless one party notifies the other of its intent to terminate no less than [*] prior to the end of the Initial Services Term or any applicable renewal term thereto. For purposes of the Agreement, the Initial Services Term (including renewal term(s) thereto, if any) may also be referred to as the "SERVICES TERM."

3.    FEES AND PAYMENT TERMS.

      WEBSEARCH SERVICES. For all Search Fees, Google shall bill Customer monthly at the rates stated on the Order Form and all such fees shall be due and payable "net thirty (30) days" from date of invoice. All WebSearch Services invoices shall be sent to Customer by the last day of the calendar month following the calendar month during which WebSearch Services are rendered. Delinquent payments due to Google shall bear interest at the rate of one-and-one-half percent (1.5%) per month (or the highest rate permitted by law, if less) from the payment due date until paid in full. Customer will be responsible for all reasonable expenses (including legal fees) incurred by Google in collecting unpaid or delinquent amounts. In addition, Google may suspend performance and/or terminate this Order Form upon seven (7) days written notice if Customer fails to make any required payment when due unless such payment is made within such seven (7) day notice period. For the avoidance of doubt, all Search Fees shall be effective as of the Order Form Effective Date; provided, however, that the Search Fees for the WebSearch Services shall be effective as of May 1, 2003 for the websites whose home pages are located at [*]. Commencing with the third year of the Initial Services Term, Google shall have the right, at its sole option, to increase Search Fees to reflect any actual increase in operating expenses; provided, however, that (a) each such increase shall not exceed [*] per annum on a cumulative basis; (b) Google shall notify Customer of any such increase not less than [*] prior to the effective date of such increase; and (c) any such increase shall be generally consistent with increases in search fees, if any, charged by Google to customers for similar services.

      GOOGLE SPONSORED LINKS PROGRAM. Customer shall receive the percentage of Net Ad Revenues for Sponsored Links displayed on Sites specified on this Order Form and on Additional Sites approved by Google in advance in writing ("NET AD REVENUE PERCENTAGE"), which Google shall pay by the last day of the calendar month following the calendar month in which the Advertising Results Sets were displayed. Google's obligation to pay Net Ad Revenues shall commence on the date Google's technical personnel provides its written approval of Customer's GSLP launch implementation, which shall not be unreasonably withheld or delayed. For the avoidance of doubt, the Net Ad Revenue Percentage shall apply to the Sites, [*] from and after the Order Form Effective Date; provided, however, that the Net Ad Revenue Percentage shall be effective as of May 1, 2003 for the [*] Site. "NET AD REVENUES" means gross billed ad revenues from the Google Sponsored Links Program minus [*] of gross billed ad revenues from the Google Sponsored Links Program for Deductions (as defined below). Notwithstanding the foregoing, commencing with [*] of the Initial Services Term, Google shall have the right, at its sole option, to increase the percentage of gross billed ad revenues from the Google Sponsored Links Program subtracted for Deductions to reflect any actual increase in operating expenses; provided, however, that Deductions shall not exceed at any time during the Initial Services Term [*] for any U.S. Site, Additional Site or Co-branded Site for whom greater than [*] of such website's advertisers is based in the U.S. ("DOMESTIC PROPERTY") and [*] for any Site or Additional Site for whom greater than [*] of such website's advertisers is based outside of the U.S. ("INTERNATIONAL PROPERTY"). Google shall notify Customer of any such increase not less than [*] prior to the effective date of such increase. Any such increase shall be generally consistent with increases in Deductions, if any, charged by Google to customers for similar services. [*]. For the avoidance of doubt, Net Ad Revenues shall in no event include any revenues related to Google house ads for its own products and/or services, revenues associated with spam (as determined in Google's sole reasonable discretion), or revenues generated from any Fraudulent Acts (as defined in the GSA). "DEDUCTIONS" [*]. Google may, at its option, offset its payment obligations to Customer under the Google Sponsored Links Program against any WebSearch Services fees owed and not yet paid by Customer under this Order Form. Subject to the provisions of
      Section 1.3.1 of the GSA, Google shall provide Customer with access to online reports describing Customer's monthly performance of the GSLP and WebSearch Service, where applicable, on the Site(s) and Additional Site(s). An example of a GSLP report currently available includes [*].

4. METHODS OF PAYMENT. All payments due to Google shall be in U.S. dollars. Any charges for converting foreign currency shall be the responsibility of Customer and shall be invoiced accordingly. Payments to Google shall be made preferably via wire transfer with the following instructions:

                  [*]

      If not wired to Google, payment shall be made by check for receipt by Google at the address specified on the Order Form on or before the payment due date. If Google reasonably deems itself insecure with respect to Customer's ability to meet its financial obligations under the Agreement, Google may, at its sole option, modify the payment terms or require other reasonable assurances or forms of security prior to providing or continuing to provide any Services. Payments to Customer (if by wire transfer) shall be made pursuant to the wire transfer instructions specified on this Order Form.

5. MINIMUM NARROW LINKS. In addition to the minimum number of wide format Sponsored Links that Customer will request and display pursuant to the Order Form and the Agreement on initial Result Page(s), Customer may request from Google a minimum of either two (2) narrow format or two (2) wide format Sponsored Links to display on succeeding Results Pages (after the initial Results Page) returned with respect to a specific Query; provided that, in any event, Customer understands that all Sponsored Links requested must be displayed.

                                                             Google Confidential
                                                             GSA OFTCV2.1 051103

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

This Order Form may be executed in counterparts, including facsimile counterparts. Original copies shall be sent to the following Customer contact reference identified above (check one): [ ] CORPORATE [ ] BILLING [ ] LEGAL

     GOOGLE TECHNOLOGY INC.:              CUSTOMER: THE EXCITE NETWORK, INC.

     By:   /s/ Joan Braddi                By:   /s/ Mark J. Stein
         ---------------------------          ----------------------------------

     Print Name: Joan Braddi              Print Name: Mark J. Stein

     Title: VP Search Services            Title: EVP & GC

     Date: May 23, 2003                   Date: May 23, 2003

FOCUS INTERACTIVE, INC. HEREBY GUARANTEES THE PERFORMANCE OF CUSTOMER UNDER THIS AGREEMENT INCLUDING THIS ORDER FORM, AND WILL CAUSE ITS AFFILIATES TO COMPLY WITH THE TERMS OF THIS AGREEMENT AND ORDER FORM APPLICABLE TO CUSTOMER.

     FOCUS INTERACTIVE, INC.:

     By: /s/ Mark J. Stein
        ----------------------------------

     Print Name: Mark J. Stein

     Title: Secretary & GC

     Date: May 23, 2003

                                                             Google Confidential
                                                             GSA OFTCV2.1 051103

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.